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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2000


                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 1-15223                 76-0453392
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(State or other jurisdiction      (Commission            (I.R.S. Employer
      of incorporation)           File Number)         Identification No.)

         87 Grandview Avenue, Waterbury, Connecticut      06708
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           (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:         (203) 596-2236
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On March 2, 2000, OptiCare Health Systems, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter of 1999 and the year ended December 31, 1999. The press release, as previously disclosed, also indicates that the Company and Vision Twenty-One, Inc. have entered into a definitive merger agreement pursuant to which the Company will acquire Vision Twenty-One. A copy of the press release is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 Joint Press Release, dated March 2, 2000.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "OptiCare", "Company," "we," "our" and "us" refer to OptiCare Health Systems, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements appear in the press release, and include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things; the consummation of the proposed merger transaction contemplated between the Company and Vision Twenty-One, Inc. ("Vision Twenty-One"). You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors. The factors that might cause such differences include, among others, the following: (i) the inability of the proposed transaction to ultimately close; (ii) the inability of the conditions to the closing of the transaction to be satisfied, including but not limited to obtaining the required approval of the shareholders of both companies; (iii) our inability to obtain required financing in connection with the transaction; (iv) the loss of or changes in key personnel, management or directors; (v) the inability to maintain our managed care business; (vi) any adverse change in our managed care business; (vii) changes in state and/or federal governmental regulations which could materially affect our ability to operate or materially affect our ability to consummate the proposed

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transaction with Vision Twenty-One; (viii) any adverse governmental or regulatory changes or actions, including any healthcare regulations and related enforcement actions; (ix) the ability to maintain or obtain required licensure in the states in which we operate; (x) our stock price and Vision Twenty-One's stock price; (xi) additional litigation claims that may arise; and (xii) other factors including those identified in our filings from time to time with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OPTICARE HEALTH SYSTEMS, INC.


Dated: March 2, 2000                        By: /s/ Steven L. Ditman
                                               ---------------------------------
                                               Name:  Steven L. Ditman
                                               Title: Chief Financial Officer

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                                  EXHIBIT INDEX

                                   Description

Exhibit Number    Description

    99.1          Press Release, dated March 2, 2000.